STERLING CAPITAL FUNDS

SUPPLEMENT DATED JUNE 21, 2018

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2018

This Supplement provides the following supplemental information, which is effective as of the close of business on June 15, 2018, and supersedes any information to the contrary in the Statement of Additional Information (the “SAI”) dated February 1, 2018.

In the “Management of Sterling Capital Funds” section of the SAI on page 114, the following information is added:

Sterling Capital’s Chief Compliance Officer (“CCO”), Mr. Charles A. Durham, also serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Board of Trustees and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for its allocable portion of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by Mr. Durham.

In addition, the following information is added to the table starting on page 114:

OFFICERS

(1)	(2)	(3)	(4)	(5)	(6)
NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Charles A. Durham Birthdate: 06/79	Chief Compliance and Anti Money Laundering Officer	Indefinite, 06/18-Present	From September 2010 to present, Vice President, Senior Compliance Manager, Brown Brothers Harriman & Co.	N/A	N/A

In addition, the following information is added to the table on page 116 of the SAI:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITERS OF THE FUNDS
Charles A. Durham	Sterling Capital Management LLC, Executive Director and Chief Compliance Officer

All references in the SAI to Brian M. Moran are hereby removed.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE.

SAISUP-0618